SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


Date of Report (Date of earliest event reported) September 4, 1998

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


    Pennsylvania                   0-10822                   25-1229323
(State of other jurisdiction  (Commission File Number)      (IRS Employer
 of incorporation)                                         Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)

Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
               At the FDA's request last month, Biocontrol submitted a copy of the Diasensor Technical File to the agency. The original file had been submitted to TUV Rheinland in Cologne, Germany, by the company earlier this year, and resulted in approval being granted to market the Diasensor in Europe. Review of the file, which included data from patient testing was completed early by FDA reviewers, making the meeting with Biocontrol, scheduled for September 9, unnecessary. Biocontrol top management was contacted and given the FDA's recommendations for the company's next submission to the agency.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not
               Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits - Press Release.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.


                                   by  /s/   Fred E. Cooper
                                         Fred E. Cooper, CEO

DATED:  September 4, 1998
BIOCONTROL TECHNOLOGY, INC.
2275 Swallow Hill Road, Building 2500
Pittsburgh, PA 15220


           Investors                                   Media
           Diane McQuaide                              Susan Taylor
           1.412.429.0673 phone                        1.412.279.9455 phone
           1.412.279.9690 fax                          1.412.279.9447 fax


   BIOCONTROL CONTINUES PLAN TO GAIN FDA APPROVAL FOR ITS

         DIASENSOR 1000 NONINVASIVE GLUCOSE SENSOR

     Pittsburgh, PA - September 4, 1998 - Biocontrol Technology, Inc. (Nasdaq:BICO) announced today that it will proceed with its plans to continue working with the FDA to obtain approval to market its noninvasive glucose sensor, the Diasensor(R)I000, in the US.

     At the FDA's request last month, Biocontrol submitted a copy of the Diasensor Technical File to the agency. The original file had been submitted to TUV Rheinland in Cologne, Germany, by the company earlier this year, and resulted in approval being granted to market the Diasensor in Europe. Review of this file, which included data from patient testing, was completed early by FDA reviewers, making the meeting with Biocontrol, scheduled for
September 9, unnecessary. Biocontrol top management was contacted and given the FDA's recommendations for the company's next submission to the agency.

     "Although the details will not be released at this time, the FDA has suggested specific paths to marketing approval for the Diasensor that will assist us greatly in preparing a formal submission in a format acceptable to the FDA," said Biocontrol President, David L. Purdy.

     The Company is currently selling the Diasensor 1000 in Europe.

     Biocontrol Technology, Inc. (www.bico.com) has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products.

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
   This press release contains forward looking statements and shareholders and potential investors are cautioned that such statements are predictions and actual events or results may vary significantly.